Vanguard Core Bond Fund

Supplement to the Prospectus and Summary Prospectus Dated
March 10, 2016

Subscription Period

Vanguard Core Bond Fund is holding a subscription period from March 10, 2016, through March 24, 2016. During this period, the Fund will invest in money market instruments rather than seek to achieve its investment objective. This strategy should allow the Fund to accumulate sufficient assets to better construct a portfolio and is expected to reduce initial trading costs.
The Fund reserves the right to terminate or extend its subscription period prior to March 24, 2016.

During the subscription period, you may invest in the Fund online (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Please see the Investing With Vanguard section of the Fund’s prospectus for more details about requesting transactions.

© 2016 The Vanguard Group, Inc. All rights reserved.
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